LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                Lincoln Life & Annuity Variable Annuity Account L
                             Group Variable Annuity

                       Supplement dated September 1, 2005
                       to the Prospectus dated May 1, 2005


This supplement outlines a correction to the fund listing in your Group Variable Annuity prospectus. No action is required on your part. Please refer to your prospectus if you need further information about your annuity.


Dreyfus Stock Index Fund, Inc.

The Dreyfus Stock Index Fund, Inc. is incorrectly listed as part of the Dreyfus Variable Investment Fund (VIF) on page 1 of your prospectus. The listing should read as follows:

         Dreyfus Variable Investment Fund (VIF) (Initial Class)
                  Dreyfus Developing Leaders Portfolio
         Dreyfus Stock Index Fund, Inc. (Initial Class)



                Please keep this supplement for future reference.